Exhibit 99.2

 Third Quarter 2017 Earnings Results  October 24, 2017  POLARIS INDUSTRIES INC.

SAFE HARBOR & NON-GAAP MEASURES  2  Q3'17 Earnings  Except for historical information contained herein, the matters set forth in this presentation, including management’s expectations regarding 2017 & 2018 future sales, shipments, net income, and net income per share, and operational initiatives are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as the Company’s ability to successfully implement its manufacturing operations expansion initiatives, product offerings, promotional activities and pricing strategies by competitors; economic conditions that impact consumer spending; acquisition integration costs; product recalls, warranty expenses; impact of changes in Polaris stock price on incentive compensation plan costs; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.This presentation contains certain non-GAAP financial measures, consisting of “adjusted” sales (total and organic), gross profit, operating expenses, net income and net income per diluted share as measures of our operating performance. Management believes these measures may be useful in performing meaningful comparisons of past and present operating results, to understand the performance of its ongoing operations and how management views the business. Reconciliations of adjusted non-GAAP measures to reported GAAP measures for Q3 are included on slide 3 and Q3 year-to-date are included in the appendix contained in this presentation. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

POLARIS WE ARE POLARIS

Q3 NON-GAAP DISCLOSURE

Reconciliation of GAAP "Reported" Results to Non-GAAP "Adjusted" Results

(IN THOUSANDS, EXCEPT PER SHARE DATA; UNAUDITED)

	Reported GAAP Measures			2017 Adjustments[4]				Adjusted Measures		
	Three months ended September 30,			Three months ended September 30,				Three months ended September 30,		
	2017	2016	% Change	Victory Wind Down[1]	TAP[2]	Realignment[3]	Total	2017	2016	% Change
Sales										
ORV/Snowmobiles	$ 1,007,392	$ 895,550	12%	—	—	—	—	$ 1,007,392	$ 895,550	12%
Motorcycles	155,059	181,181	(14)%	$ 1,560	—	—	$ 1,560	156,619	181,181	(14)%
Global Adj. Markets	91,575	78,485	17%	—	—	—	—	91,575	78,485	17%
Aftermarket	224,700	29,851	653%	—	—	—	—	224,700	29,851	653%
Total sales	**1,478,726**	**1,185,067**	**25%**	**1,560**	**—**	**—**	**1,560**	**1,480,286**	**1,185,067**	**25%**
Gross profit										
ORV/Snowmobiles	296,904	221,595	34%	—	—	—	—	296,904	221,595	34%
% of sales	*29.5%*	*24.7%*	*+473 bps*					*29.5%*	*24.7%*	*+473 bps*
Motorcycles	10,354	20,301	(49)%	7,555	—	—	7,555	17,909	20,301	(12)%
% of sales	*6.7%*	*11.2%*	*-453 bps*					*11.4%*	*11.2%*	*+23 bps*
Global Adj. Markets	15,983	21,828	(27)%	—	—	6,214	6,214	22,197	21,828	2%
% of sales	*17.5%*	*27.8%*	*-1,036 bps*					*24.2%*	*27.8%*	*-357 bps*
Aftermarket	63,239	10,591	497%	—	—	—	—	63,239	10,591	497%
% of sales	*28.1%*	*35.5%*	*-734 bps*					*28.1%*	*35.5%*	*-734 bps*
Corporate	(22,518)	(13,545)		—	—	—	—	(22,518)	(13,545)	
Total gross profit	**363,962**	**260,770**	**40%**	**7,555**	**—**	**6,214**	**13,769**	**377,731**	**260,770**	**45%**
Gross profit %	*24.6%*	*22.0%*	*+261 bps*					*25.5%*	*22.0%*	*+351 bps*
Operating expenses	265,192	222,576	19%	(1,254)	(3,492)	—	(4,746)	260,446	222,576	17%
Other expense (income), net	(2,368)	5,700	NM	—	—	—	—	(2,368)	5,700	NM
Net income	**$ 81,888**	**$ 32,312**	**153%**	**$ 5,537**	**$ 2,195**	**$ 3,906**	**$ 11,638**	**$ 93,526**	**$ 32,312**	**189%**
Diluted EPS	**$ 1.28**	**$ 0.50**	**156%**	**$ 0.09**	**$ 0.03**	**$ 0.06**	**$ 0.18**	**$ 1.46**	**$ 0.50**	**192%**

Key Definitions: *Throughout this presentation, the word "Adjusted" is used to refer to GAAP results excluding: TAP integration expenses, impacts associated with the Victory® Motorcycles wind down and manufacturing network realignment costs.*

Adjustments:
- *(1) Represents adjustments for the wind down of Victory Motorcycles, including wholegoods, accessories and apparel*
- *(2) Represents adjustments for TAP integration expenses*
- *(3) Represents adjustments for manufacturing network realignment costs*
- *(4) The Company used its estimated statutory tax rate of 37.1% for the non-GAAP adjustments, except for the non-deductible items*

2016 Reclassified Results: *2016 sales and gross profit results for ORV/Snowmobiles, Motorcycles and Aftermarket are reclassified for the new Aftermarket reporting segment.*

Q3'17 Earnings 3

Scott W. Wine, Chairman & CEO  Third Quarter 2017 Earnings Results  October 24, 2017     POLARIS INDUSTRIES INC.

POLARIS WE ARE POLARIS

Q3 SUMMARY

Operational improvements gained momentum in Q3

Record sales quarter, sequential improvement in operating income margin

N.A. Retail sales strong in Q3; up 13%

ORV up mid-teens % with *RZR* retail up high-teens percent

Indian Motorcycles retail up 16%; share gains ongoing; all segments grew share

Operational execution overcame significant natural disasters:

Hurricanes Harvey & Irma; floods in Mexico; transportation shortage

Model year 2018 product launch well received; initial orders solid

Improving quality with each model year changeover

Factory Authorized clearance highly effective

Dealer inventory lowest in 3 years on a September 30th quarter-over-quarter basis

International and PG&A growth momentum continued in Q3

* See GAAP/Non-GAAP Reconciliation on Slide #3

Q3 Exceeded Expectations – Raising Full Year Adjusted* Sales & EPS Guidance

Q3'17 Earnings 5

POLARIS WE ARE POLARIS

NORTH AMERICAN POWERSPORTS RETAIL SALES

Polaris Retail Sales


Year-Over-Year Retail % Change (units)
+13%
-9%
-4%
-6%
-3%
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017

Polaris N.A. retail up 13% for Q3 2017 vs. Q3 2016

- Indian Motorcycle retail was up 16% - continued share gains
- ORV retail up mid-teens %; RZR up high-teens
- Promotional spend in-line with expectations and industry trends

North American Industry up low-single digits

- SxS growth continued strong; ATVs up low-single digits %

Q3'17 Retail Sales by Business (vs. Q3'16)







(# vehicle units)	POLARIS	INDUSTRY
Off-Road Vehicles	↑ mid-teens %	↑ high-single digits % (estimated)
Side-by-Sides	↑ mid-teens %	
ATVs	↑ mid-teens %	
Motorcycles	↑ mid-single digits %	↓ high-single digits % (900cc & above)
Indian	↑ mid-teens %	
Slingshot	↓ high-teens %	
Snowmobiles (season-end Mar'18)	(off-season)	(off-season)

N.A. Retail Turned Position After Five Quarter Decline

Q3'17 Earnings 6

POLARIS WE ARE POLARIS

NORTH AMERICAN DEALER INVENTORY

Polaris N.A. Total Dealer Inventory



Year-over-year % Change in Units
2015
2016
2017
2017 expectations
-10%
vs. 2015
-8%
vs. 2015
-8%
-6%
-7%
YE 2017
expectations down
low-single digits
Q1
Q2
Q3
Q4

Q3 Total N.A. Dealer Inventory



-10%
+1%
0%
+2%
-7%
Q3 2016
Existing ORV Models
New ORV Models
Snowmobiles
Motorcycles
Q3 2017

Polaris Q3 2017 N.A. dealer inventory down 7% vs. Q3 2016
- ORV down 12%, RZR down double digits %
- Motorcycles up as expected, all Indian; Slingshot flat

SxS RFM implementation in process

Dealer inventory at year-end expected down modestly given recent retail strength

Dealer Inventory Levels Appropriate, in Aggregate, as RFM Implementation Begins

Q3'17 Earnings 7

POLARIS WE ARE POLARIS

Organizational Change



Matt Homan

President – Off–Road Vehicles

Polaris: 2002 - 2017

Highly successful 15 year career with Polaris

Held multiple senior leadership positions

- Head of EMEA and Global Adjacent Markets
- Grew side-by-side business from $280M to over $2.5B
  - *More than doubled market share*

Stabilized ORV business over past two years

- Strengthened team and multi-year product plan
- Intensified dealer engagement
- More focused marketing plan



Chris Musso

President – Off-Road Vehicles/Snowmobiles

Effective November 6, 2017

~20 years assisting clients drive growth and profitability

Senior partner of McKinsey & Company

- **Heads Americas Product Development Group**
  - *Redesigned dozens of automotive, consumer and aerospace products and business models to drive enhanced profitability*
  - *Designed and optimized several product development processes*
  - *Led McKinsey's thrust into industrial design with acquisition of Lunar*
- **Founding partner/leader of Denver office** (100+ consultants)
  - *Developed and implemented strategies focused on performance and portfolio enhancements*

Avid Powersports enthusiast; strong industry knowledge

Smooth Transition Expected

Q3'17 Earnings 8

POLARIS WE ARE POLARIS

Polaris Strategic Objectives – Under Review


POLARIS
Vision & Strategy
VISION
Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.
STRATEGY
Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.
Guiding Principles
Best People, Best Team
Safety & Ethics Always
Customer Loyalty
Strategic Objectives
Best in Powersports PLUS
5-8% annual organic growth
Growth through Adjacencies
>$2B from acquisitions & new markets
Global Market Leadership
>33% of Polaris revenue
LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement
Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%
Performance Priorities
Growth
Margin Expansion
Product & Quality Leadership
LEAN Enterprise
GROW SALES >$8 Billion by 2020 | 12% CAGR
INCREASE NET INCOME >10% of Sales by 2020 | 13% CAGR

Initial rollout – January 2009 (2010 – 2014)

$3 Billion; 8% Net Income Margin

Performance exceeded expectations

Current targets (2014 – 2020)

>$8 Billion in Sales ➔ **implied CAGR +14%**

>10% Net Income Margin ➔ **implied CAGR +37%**

Will Update 5-Year Objectives in January After Completion of 2017

Q3'17 Earnings 9

Mike Speetzen, EVP Finance & CFO  Third Quarter 2017 Earnings Results  October 24, 2017     POLARIS INDUSTRIES INC.

POLARIS
WE ARE POLARIS

Q3 2017 GAAP AND ADJUSTED* SALES AND INCOME

Q3 2017 GAAP and Adjusted* Sales

($ millions)


$1,185
+25%
$1,479
+25%
$1,480
Q3 2016
Reported
Q3 2017
GAAP*
Q3 2017
Adjusted*

Q3 2017 GAAP and Adjusted* Net Income

($ millions)


$32
+153%
$82
+189%
$94
Q3 2016
Reported
Q3 2017
GAAP*
Q3 2017
Adjusted*

Q3 reported sales were $1,479 million, up 25% from Q3 2016; Reported net income was $82 million, up 153% from prior year

Adjusted* sales were up 25% finishing ahead of expectations

- Acquisition of Transamerican Auto Parts (TAP) added $191 million of sales in Q3 2017
- Q3 2016 includes Victory sales of $39 million
- ORV/Snowmobile sales up 12%; Motorcycles down 14% (up 10% excluding Victory); Global Adjacent Markets up 17%; Aftermarket up significantly (TAP)

GAAP earnings per share was $1.28, up 156% from prior year; Adjusted* earnings per share was $1.46, up 192%

- GAAP gross profit margin up 261 bps; Adjusted* gross profit margin up 351 bps: ⬆ VIP, ⬆ product mix, ⬇ warranty, ⬆ freight/rework

* See GAAP/Non-GAAP Reconciliation on Slide #3

Results Finished Strong In Spite of Headwinds During the Quarter

Q3'17 Earnings
11

POLARIS WE ARE POLARIS

2017 FULL YEAR ADJUSTED* SALES GUIDANCE

Total Company Adjusted* Sales Guidance

($ millions)


+18% to +19%
$5,330 to $5,370
(increased)
$4,517
2016
Actual
2017
Guidance

ORV market improving globally

Organic** revenue expectations +6% to +7%

TAP FY'17 = incremental $675 to $690

Victory wind down / FX = ~($150)

*See appendix for discussion regarding non-GAAP adjustments excluded from 2017 guidance

**Organic revenue excludes TAP, Victory sales and the effects of FX

Adjusted* Earnings Per Share Guidance


+36% to +39%
$4.75 to $4.85
(increased)
$3.48
2016 Adjusted*
2017 Adjusted*
Guidance

+ $120M non-recurring warranty, legal and other recall related costs
+ TAP accretive approx. 25¢ to 30¢
+ VIP
+ Lower tax rate
+ Share count
+ Product Mix

– Higher R&D expense
– Higher promotional costs
– Higher freight/rework
– Higher variable compensation costs

Sales Guidance by Segment [(1)]

ORV/SNOW

⬆ MID-SINGLE DIGITS %



MOTORCYCLES

⬇ HIGH-TEENS %
(Victory included in 2016 #'s)

⬆ *MID-SINGLE DIGITS %[(2)]*
(Victory excluded in 2016 #'s)



ADJACENT MARKETS

⬆ LOW-DOUBLE DIGITS %



AFTERMARKET

⬆ SIGNIFICANTLY



(1) Includes respective PG&A. 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

(2) On a comparable basis, motorcycle expectations is "Up mid-single digits %" in 2017 after adjusting for Victory wholegood, accessories and apparel sales reported in 2016

Full Year Adjusted* Sales & EPS Guidance Increased

Q3'17 Earnings 12

POLARIS
WE ARE POLARIS

GROSS PROFIT MARGIN GUIDANCE

Gross Profit Q3 2017


22.0%
+261 bps
24.6%
+351 bps
25.5%
Q3 2016
Q3 2017
GAAP*
Q3 2017
Adjusted*

GM Growth Drivers

+ Product Mix
+ VIP
+ Acquisitions
+ One-time warranty
– Promos / Incentives
– Freight/rework

Gross Margin by Segment	Q3 2016	Q3 2017 GAAP*	Q3 2017 Adjusted*
ORV/Snow	24.7%	29.5%	29.5%
Motorcycles*	11.2%	6.7%	11.4%
Adjacent Markets*	27.8%	17.5%	24.2%
Aftermarket*	35.5%	28.1%	28.1%

Adjusted* Gross Profit 2017 Guidance


Increase up
to ~180 bps
(unchanged)
24.7%
FY 2016
FY 2017 Adjusted*
Guidance

GM Growth Drivers

+ VIP
+ One-time warranty
+ Acquisitions
+ Product Mix
– Quality feature adds
– Promos / Incentives

Adjusted* Gross Margin by Segment	2017 Expectations (unchanged)
ORV/Snow	⬆ (Improvement)
Motorcycles	⬆ (Improvement)
Adjacent Markets	➡ (Neutral)
Aftermarket (excluding TAP)	⬆ (Improvement)

*See appendix for discussion regarding non-GAAP adjustments excluded from 2017 guidance

KEY: ⬆ Improvement ⬇ Headwind ➡ Neutral

Q3 2017 Gross Margin Improvement Driven Primarily by One-Time Warranty, VIP & Product Mix

Q3'17 Earnings
13

POLARIS WE ARE POLARIS

2017 OTHER FULL YEAR EXPECTATIONS

Adjusted operating expenses: increase in the 50 to 60 bps range, as a percent of sales (slightly improved)

Increased R&D – up ~20% excluding TAP; quality & innovation

Higher variable compensation costs

TAP operating expense

Income from financial services: down ~5% primarily due to lower dealer inventory levels and lower retail credit income (improved)

Interest expense: more than double due to TAP acquisition funding (unchanged)

Income taxes: approximately 32% of pretax profits (lowered)

Supplemental:

International sales: up high-single digits % over 2016 (improved)

PG&A: up mid-single digits % (unchanged)

Diluted shares outstanding: down about 2% (narrowed)

Slight Improvement in Operating Leverage Given Strong Sales Growth

Q3'17 Earnings 14

POLARIS
WE ARE POLARIS

OFF-ROAD VEHICLES (ORV) / SNOWMOBILES

Q3 2017 ORV/Snow Segment Sales


($ millions)
$896
PG&A
Snow
ORV
Q3 2016
Reclassified(1)
12%
$1,007
PG&A
Snow
ORV
Q3 2017
% Δ
5%
20%
13%

ORV up 12% in Q3 2017 vs. Q3 2016
- *RZR* up significantly
- Gained share in ATVs and side-by-sides in Q3
- PG&A up 5%

Average selling price for ORV up 6% in Q3'17; Snowmobiles up 2%

2017 Guidance: Up mid-single digits % (increased)
- *PII ORV improving worldwide*
- *N.A. ORV industry up high-single digits % in Q3*



NEW! RANGER XP 1000

(1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

Increased Market Share for Both ATV & Side-by-Sides in Q3

Q3'17 Earnings
15

POLARIS WE ARE POLARIS

MOTORCYCLES

Q3 2017 Motorcycles Segment Sales

($ millions)


$181
PG&A
Victory
Indian Slingshot
Q3 2016 Reclassified(1)
14%
$155
PG&A
Victory
Indian Slingshot
Q3 2017 GAAP*
% Δ
5%
113%
10%
14%**
$157
PG&A
Indian Slingshot
Q3 2017 Adjusted*
% Δ
7%
10%

Reported and Adjusted* sales down 14%

**Motorcycles up 10% excluding Victory sales

Indian shipments up; Slingshot sales lower

Average selling price down 4% in Q3, excluding Victory

2017 Guidance: Down high-teens %* (unchanged)**

On a comparable basis, motorcycle expectations is "Up mid-single digits %" in 2017 after adjusting for Victory wholegood, apparel and accessories sales reported in 2016

Overall motorcycle market remains weak


INDIAN

Indian Motorcycle Bobber

* See GAAP/Non-GAAP Reconciliation on Slide #3

*** See appendix for 2017 guidance adjustments

(1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

Continued Market Share Gains for Indian Motorcycle; Momentum Accelerating

Q3'17 Earnings 16

POLARIS WE ARE POLARIS

GLOBAL ADJACENT MARKETS (GAM)

Q3 2017 GAM Segment Sales

($ millions)



$78
PG&A
W&T / Defense
Q3 2016
17%
$92
PG&A
W&T / Defense
Q3 2017
% Δ
21%
16%

- GAM ↑17% due to Aixam and Goupil strong performance; increased Military and PG&A sales
- Average selling price for GAM was up 3% in Q3'17
- 2017 Sales Guidance: Up low-double digits % (increased)



Goupil G5

Aixam, Goupil and Military Driving Increase in Q3

Q3'17 Earnings 17

POLARIS WE ARE POLARIS

AFTERMARKET

Q3 2017 Aftermarket Segment Sales

($ millions)



Significantly
$225
Transamerican
$191
$30
Q3 2016
Reclassified*
Q3 2017
PRO ARMOR
Klim
KOLPIN
TRAIL TECH
509

- TAP added $191 million to Q3 sales
- Other Aftermarket brands up 14%
- Total Aftermarket up 6 percent on a pro-forma basis quarter-over-quarter

2017 Sales Guidance: Up significantly from TAP sales (unchanged)

*2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments



SMITTYBILT

TAP Performance & Integration Meeting Expectations

Q3'17 Earnings 18

POLARIS
WE ARE POLARIS

2017 POLARIS FINANCIAL POSITION

Cash Drivers


($ millions)
$127
+$494
-$109
-$127
-$227
-$89
+$63
$132
Cash YE 2016
Operating Activities
Dividends
Capex
Net Debt
Share Repurchase
Other
Cash Q3 2017

Operating Cash Flow


($ millions)
$426
+16% $494
$572
Down low double digits %
YTD Q3 2016
YTD Q3 2017
YE 2016
YE 2017 Expectations

Capital Summary September 2017

($ millions)

		Variance to September 2016
Cash	$ 132	+8%
Debt /Capital Lease Obligations	$ 920	+111%
Shareholders' Equity	$ 896	-3%
Total Capital	$1,816	+33%
Debt to Total Capital	*51%*	*-19 % points*

Year-to-date 2017 Summary

Operating cash flow up from improved working capital

Factory inventory up sequentially from Q2, new model year change over

FY 2017 Expectations

Cap Ex expected to be lower than 2016 (unchanged)

Operating cash flow expected to be down due to timing of accrual payments, Victory wind down and manufacturing realignment

Cash Flow and Net Debt Improving – Strong Financial Position Ongoing

Q3'17 Earnings
19

Scott W. Wine, Chairman & CEO  Third Quarter 2017 Earnings Results  October 24, 2017     POLARIS INDUSTRIES INC.

POLARIS WE ARE POLARIS

2018 Initial Thoughts

Economy stable, political landscape unpredictable; must remain flexible/adaptable

Powersports industry trends unchanged: ORV stable, Motorcycles challenged

- Polaris ORV market share stable; Indian Motorcycle share gains ongoing

SxS RFM implementation completed; significant improvement in on-time delivery

Safety, quality and innovation improved/accelerated

Gross VIP savings continue; plant optimization delivers leverage

Solidify Execution Improvements; Deliver Another Year of Improved Sales and Profitability

Q3'17 Earnings 21

 Thank You  Questions?  POLARIS INDUSTRIES INC.

APPENDIX    Q3 2017 SUPPLEMENTAL SALES PERFORMANCE (PG&A / INTERNATIONAL)Q3 FINANCIAL SERVICESQ3 YEAR-TO-DATE NON-GAAP DISCLOSURE2017 GUIDANCE ADJUSTMENTS  Q3'17 Earnings  23

International**  Core Parts, Garments & Accessories (PG&A)*  24  Q3'17 Earnings  Q3 2017 SUPPLEMENTAL SALES PERFORMANCE  Motorcycles  Global Adjacent Markets (GAM)  6% Snowmobiles  Motorcycles  Global Adjacent Markets (GAM)  Apparel  LatinAmerica  40%  6%  6%  10%   6%  12%  Q3 Sales 7% to 207 Million  Q3 Sales 11% to $157 Million   ∆ from Q3'16  from Q3'16  *Based on GAAP reporting; does not include Aftermarket  **Based on GAAP reporting

POLARIS WE ARE POLARIS

INCOME FROM FINANCIAL SERVICES

Income from Financial Services

($ millions)


$19
Retail Financing
Wholesale Credit
Q3 2016
6%
$18
Retail Financing
Wholesale Credit
Other
Q3 2017

Wholesale Credit PA Receivables

($ millions)


$1,246
Q3 2016
7%
$1,157
Q3 2017

POLARIS ACCEPTANCE

WELLS FARGO Wells Fargo Commercial Distribution Finance.

Retail Credit


Approval Rate
62%
65%
Q3 2016
Q3 2017
Penetration Rate
31%
30%
Q3 2016
Q3 2017

PERFORMANCE FINANCE POWERED BY POLARIS

SHEFFIELD synchrony FINANCIAL

- Polaris Acceptance (PA) receivables down, trending with dealer inventory
- Q3 income from financial services down – lower wholesale income
- FY 2017 Guidance: Income from financial services down about 5% (improved)
- Retail financing income improved

Portfolio Remains Healthy

Q3'17 Earnings 25

POLARIS WE ARE POLARIS

Q3 YTD NON-GAAP DISCLOSURE

Reconciliation of GAAP "Reported" Results to Non-GAAP "Adjusted" Results

(In Thousands, Except Per Share Data; Unaudited)

	Reported GAAP Measures			2017 Adjustments[4]				Adjusted Measures		
	Nine months ended September 30,			Nine months ended September 30,				Nine months ended September 30,		
	2017	2016	% Change	Victory Wind Down[1]	TAP[2]	Realignment[3]	Total	2017	2016	% Change
Sales										
ORV/Snowmobiles	$ 2,577,003	$ 2,402,985	7%	—	—	—	—	$ 2,577,003	$ 2,402,985	7%
Motorcycles	473,345	594,840	(20)%	$ 507	—	—	$ 507	473,852	594,840	(20)%
Global Adj. Markets	280,152	243,553	15%	—	—	—	—	280,152	243,553	15%
Aftermarket	666,928	57,462	1,061%	—	—	—	—	666,928	57,462	1,061%
Total sales	**3,997,428**	**3,298,840**	**21%**	**507**	**—**	**—**	**507**	**3,997,935**	**3,298,840**	**21%**
Gross profit										
ORV/Snowmobiles	776,013	656,076	18%	—	—	—	—	776,013	656,076	18%
% of sales	*30.1%*	*27.3%*	*+281 bps*					*30.1%*	*27.3%*	*+281 bps*
Motorcycles	11,589	86,475	(87)%	54,970	—	—	54,970	66,559	86,475	(23)%
% of sales	*2.4%*	*14.5%*	*-1,209 bps*					*14.0%*	*14.5%*	*-49 bps*
Global Adj. Markets	65,297	66,163	(1)%	—	—	10,517	10,517	75,814	66,163	15%
% of sales	*23.3%*	*27.2%*	*-386 bps*					*27.1%*	*27.2%*	*-10 bps*
Aftermarket	164,721	18,272	801%	—	12,950	—	12,950	177,671	18,272	872%
% of sales	*24.7%*	*31.8%*	*-710 bps*					*26.6%*	*31.8%*	*-516 bps*
Corporate	(60,781)	(34,135)		—	—	—	—	(60,781)	(34,135)	
Total gross profit	**956,839**	**792,851**	**21%**	**54,970**	**12,950**	**10,517**	**78,437**	**1,035,276**	**792,851**	**31%**
Gross profit %	*23.9%*	*24.0%*	*-10 bps*					*25.9%*	*24.0%*	*+186 bps*
Operating expenses	777,371	600,471	29%	(9,270)	(10,509)	—	(19,779)	757,592	600,471	26%
Other expense (income), net	7,088	7,586	(7)%	(13,000)	—	—	(13,000)	(5,912)	7,586	NM
Net income	**$ 141,018**	**$ 150,367**	**(6)%**	**$ 53,378**	**$ 14,746**	**$ 6,611**	**$ 74,735**	**$ 215,753**	**$ 150,367**	**43%**
Diluted EPS	**$ 2.21**	**$ 2.30**	**(4)%**	**$ 0.83**	**$ 0.23**	**$ 0.10**	**$ 1.16**	**$ 3.37**	**$ 2.30**	**47%**

Key Definitions: *Throughout this presentation, the word "Adjusted" is used to refer to GAAP results excluding: TAP inventory step-up purchase accounting, TAP integration expenses, impacts associated with the Victory Motorcycles® wind down and manufacturing network realignment costs.*

Adjustments:
(1) Represents adjustments for the wind down of Victory Motorcycles, including wholegoods, accessories and apparel
(2) Represents adjustments for TAP acquisition inventory step-up and TAP integration expenses
(3) Represents adjustments for manufacturing network realignment costs
(4) The Company used its estimated statutory tax rate of 37.1% for the non-GAAP adjustments, except for the non-deductible items

2016 Reclassified Results: *2016 sales and gross profit results for ORV/Snowmobiles, Motorcycles and Aftermarket are reclassified for the new Aftermarket reporting segment.*

Q3'17 Earnings 26

2017 GUIDANCE ADJUSTMENTS  27  Q3'17 Earnings    2017 guidance excludes the pre-tax effect of TAP inventory step-up purchase accounting of approx. $15 million, acquisition integration costs of approx. $15 million, manufacturing network realignment costs of approx. $10 million to $15 million and the impacts associated with the Victory wind down which is estimated to be in the range of $80 million to $90 million. 2017 adjusted sales guidance excludes any Victory wholegood, accessories and apparel sales and corresponding promotional costs as the Company is in the process of exiting the brand. The Company has not provided reconciliations of guidance for adjusted diluted net income per share, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include costs associated with the Victory wind down that are difficult to predict in advance in order to include in a GAAP estimate.

28  Q3'17 Earnings